OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2014

# Invesco Dynamic Credit Opportunities Fund

NYSE: VTA

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
23 Financial Statements
26 Notes to Financial Statements
36 Financial Highlights
38 Auditor's Report
39 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

This is the annual report for Invesco Dynamic Credit Opportunities Fund (the Fund) for the fiscal year ended February 28, 2014. For the fiscal year, the Fund at net asset value (NAV) produced positive returns that outpaced its benchmark, the CS Leveraged Loan Index.

Performance

Total returns, 2/28/13 to 2/28/14

Fund at NAV	12.65%
Fund at Market Value	4.04
CS Leveraged Loan Index‚	5.54

Market Price Discount to NAV as of 2/28/14	-6.66

Source(s): ‚Invesco, Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

    Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently,

Portfolio Composition†*
By credit quality, based on total investments
BBB	0.1%
BBB-	0.3
BB+	3.1
BB	10.1
BB-	9.5
B+	16.6
B	24.6
B-	8.1
CCC+	5.6
CCC	0.5
CCC-	1.1
Not Rated	17.3
Equity	3.1

Top Five Fixed Income Issuers*
1. Nobina Europe AB	2.0%
2. Asurion LLC	1.5
3. First Data Corporation	1.4
4. Kinetic Concepts, Inc.	1.4
5. Reynolds Group Holdings Inc.	1.3

Total Net Assets Applicable to Common Shares	$1.0 billion

Total Number of Holdings*	548

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

    We attempt to construct the portfolio using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continually monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

For the fiscal year ended February 28, 2014, the senior secured loan market delivered a high level of current income with modest asset price volatility. Most notably, loans provided investors with positive absolute returns and some price protection during the taper-talk filled months of May and June of 2013.

    Demand for senior loan funds remained strong during the reporting period due to a number of factors, including limited duration risk, attractive current yield and an improving economic outlook.

    While interest rate risk remained at the forefront of investor allocation decisions, stable fundamentals provided some support for risk-based assets. Underlying corporate earnings remained strong. Growth rates ticked up steadily. And issuers accessed the capital markets to further improve their balance sheets and

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

2                Invesco Dynamic Credit Opportunities Fund

strengthen cash reserves. This provided the underpinnings for low defaults and stable corporate performance during 2013.

    With positive economic trends and strong loan demand, we began to see an increase in issuer-friendly transactions during the last quarter of the year. As a result, average leverage levels for loan issuers increased slightly. While increasing leverage has historically indicated market peaks, we believe the economy is still in the middle of its recovery and that conditions will allow issuers to deleverage and generate sufficient cash flows to remain appropriately valued.

    One of the unique features of the senior secured loan asset class is that it provides investors with a positive component when interest rates rise. The London Interbank Offered Rate (Libor) component of a senior secured loan interest payment is reset according to the loan contract – typically every 30 to 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. The historically low Libor rates we have seen of late have had a negative impact on the performance of senior secured loans. While the US Federal Reserve (the Fed) has maintained an accommodative monetary policy amid concerns of a slowing economic recovery, we believe that Libor rates will increase at some point in the future.

    As always, we sought to be prudent in positioning the Fund with respect to credit quality and leverage. During the fiscal year, we continued to favor B-rated† credits given our view that the economy is likely to continue improving. Our decision to exit many print media names hurt the Fund’s performance relative to the CS Leveraged Loan Index, as they outperformed during 2013. However, this decision did not hurt our performance relative to peers, as most of our competitors had similar experience with these loans. We ended the fiscal year underweight the Fund’s benchmark in health care, given our view that this sector is well priced despite facing the possibility of systemic structural changes. We increased our exposure to Europe during the reporting period because fundamentals in the eurozone have begun to improve. Our European holdings were a major contributor to the Fund’s performance relative to its benchmark.

    The Fund increased its leverage during the fourth quarter, due to the addition of Variable Rate Term Preferred (VRTP) shares to the capital structure. As of the close of the reporting period, leverage accounted for 31% of the Fund’s net asset value plus borrowings and VRTP shares, up from 20% at the start of the reporting period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs.

    The use of leverage could, however, increase the Fund’s volatility. For example, if the prices of securities held by a fund decline, the negative impact of these valuation changes on share net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a fund generally are rising. We believe that in the periods ahead leveraging may provide opportunities for additional income and total return for shareholders. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    The Fund used derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the fiscal year, the Fund engaged in foreign currency transactions to minimize fluctuations in value that result from holding non-US dollar-denominated loans. Currency transactions comprised a meaningful position as the Fund ended the reporting period with non-US exposure at approximately 29% of net assets. The Fund also sold credit default swaps in an effort to gain credit exposure. These credit derivative transactions can be more liquid and cost effective than buying individual bonds or loans. We adhere to the same research-intensive investment process when investing in credit default swaps. Total exposure for the Fund was approximately 5% at the beginning of the reporting period. The outstanding swaps had rolled off, however, by the end of the reporting period.

    While senior secured loans have features that help mitigate interest rate risk, the Fund may be subject to interest rate risk. Generally, interest rate risk refers to the tendency of the value of fixed income securities to fall when interest rates rise. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s common shares.

    As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind

Portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Nuno Caetano

Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates since 2010 and began managing the Fund in 2013. Mr. Caetano was employed by Citigroup in an investment management capacity from 2006 to 2010. He earned a BS in business administration and an MS in corporate finance from Universidade Catolica Portuguesa.

Philip Yarrow

Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010. Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

3                Invesco Dynamic Credit Opportunities Fund

Supplemental Information

Invesco Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
■	The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

4                Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–112.73%(a)(b)
Aerospace & Defense–2.48%
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19		$1,680	$1,700,608
Second Lien Term Loan	8.25%	11/30/19		165	168,625
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18		2,670	2,711,616
Term Loan B-2	5.00%	11/02/18		993	1,008,643
DynCorp International Inc., Term Loan	6.25%	07/07/16		585	589,366
IAP Worldwide Services, First Lien Term Loan(c)	0.00%	12/31/15		6,525	1,968,366
Landmark U.S. Holdings LLC,
First Lien Term Loan	4.75%	10/25/19		2,952	2,982,743
Term Loan	4.75%	10/25/19		199	201,228
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18		1,049	1,051,715
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18		2,513	2,525,850
Sequa Corp., Term Loan	5.25%	06/19/17		2,101	2,074,705
Transdigm Inc., Term Loan C	3.75%	02/28/20		8,410	8,458,932
					25,442,397

Air Transport–0.76%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16		7,019	6,782,556
Revolver Loan(d)	0.00%	10/18/17		1,032	965,176
					7,747,732

Automotive–5.16%
Affinia Group Inc., Term Loan B-2	4.75%	04/25/20		948	951,855
August U.S. Holding Co., Inc.,
First Lien Term Loan B-1 (Acquired 05/03/12-07/09/12; Cost $1,567,882)	5.00%	04/27/18		1,572	1,581,392
Second Lien Term Loan (Acquired 10/08/13; Cost $786,992)	10.50%	04/26/19		772	792,763
Second Lien Term Loan (Acquired 10/08/13; Cost $257,683)	10.50%	04/26/19		253	259,577
Term Loan B-1 (Acquired 05/03/12-07/09/12; Cost $1,206,077)	5.00%	04/27/18		1,209	1,216,487
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17		2,667	2,674,717
BBB Industries, LLC, Term Loan	5.50%	03/27/19		2,601	2,612,027
BCA Remarketing Group Ltd. (United Kingdom), Term Loan C3	5.78%	02/29/20	GBP	3,917	6,587,352
Chrysler Group LLC, Term Loan	3.50%	05/24/17		348	349,018
Dexter Axle Co., Term Loan	4.50%	02/28/20		1,881	1,871,680
Federal-Mogul Corp.,
Term Loan B	2.10%	12/29/14		9,348	9,293,101
Term Loan C	2.10%	12/28/15		4,875	4,846,706
Key Safety Systems, Inc., Term Loan	4.75%	05/10/18		2,096	2,119,934
Metaldyne Company LLC,
Term Loan	4.25%	12/18/18		1,742	1,757,540
Term Loan	4.75%	12/18/18	EUR	4,125	5,602,021
RAC Finance (Holdings) Ltd. (United Kingdom), Term Loan D	5.32%	10/29/19	GBP	500	847,222
TI Group Automotive Systems, LLC, Term Loan	5.50%	03/28/19		5,023	5,057,298
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18		3,520	3,474,733
Second Lien Term Loan	10.00%	10/09/19		1,010	984,694
					52,880,117

Beverage and Tobacco–0.42%
DS Services of America, Inc., Term Loan B	5.25%	08/30/20		1,519	1,546,585
North American Breweries Holdings, LLC, Term Loan	7.50%	12/11/18		2,905	2,803,597
					4,350,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Building & Development–2.10%
Deutsche Raststatten Gruppe GmbH (Germany), Term Loan B	4.04%	12/10/19	EUR	2,000	$2,794,252
Axia Inc.,
PIK Second Lien Term Loan A (Acquired 09/05/08-12/31/13; Cost $853,811)(e)	5.00%	03/11/16		104	103,700
Second Lien Term Loan B (Acquired 05/30/08; Cost $1,448,113)	5.00%	03/12/16		162	161,938
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20		2,544	2,639,914
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan (Acquired 07/16/12; Cost $48,725)(d)	0.00%	02/28/17		49	17,206
PIK Exit Revolver Loan (Acquired 07/15/10-06/28/13; Cost $624,087)(e)	5.00%	02/28/17		624	220,381
Monier Group S.a r.l. (Germany), Term Loan(f)	—	04/16/18	EUR	4,500	6,221,725
Norrmalm 3 AB (Sweden), Term Loan B2	4.79%	06/30/19	EUR	333	467,160
Nortek, Inc., Term Loan	5.25%	04/26/17		253	254,681
Quikrete Holdings, Inc., Second Lien Term Loan	7.00%	03/26/21		1,011	1,043,092
Re/Max International, Inc., Term Loan	4.00%	07/31/20		1,473	1,475,526
Realogy Corp., Term Loan B	4.50%	03/05/20		3,304	3,317,607
Rhodes Ranch General Partnership, Term Loan (Acquired 07/09/07; Cost $582,539)	2.25%	03/31/16		142	129,040
Valleycrest Companies LLC, Term Loan	5.50%	06/13/19		1,045	1,055,535
WireCo WorldGroup Inc., Term Loan (Acquired 07/02/12; Cost $1,588,022)	6.00%	02/15/17		1,599	1,610,515
					21,512,272

Business Equipment & Services–10.92%
Advantage Sales & Marketing Inc.,
First Lien Term Loan	4.25%	12/18/17		190	190,897
Second Lien Term Loan	8.25%	06/17/18		441	448,451
Asurion LLC,
Incremental Term Loan B-1	4.50%	05/24/19		4,845	4,862,342
Incremental Term Loan B-2	3.50%	07/08/20		17,899	17,787,425
AVSC Holding Corp., First Lien Term Loan	4.50%	01/25/21		1,598	1,610,408
Brickman Group Ltd. LLC, Second Lien Term Loan	7.50%	12/17/21		708	725,174
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17		223	223,813
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19		1,792	1,835,916
Catalina Marketing Corp., Term Loan B	5.25%	10/12/20		2,387	2,407,170
Connolly LLC, First Lien Term Loan	5.00%	01/29/21		2,789	2,823,591
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19		1,950	1,947,996
Second Lien Term Loan	8.75%	12/21/20		677	680,028
Dream Secured BondCo AB (Sweden), PIK Mezzanine Loan(e)	3.97%	08/15/19	EUR	4,250	6,240,252
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18		5,851	5,829,408
First Data Corp.,
Term Loan	4.16%	03/24/21		2,218	2,223,660
Term Loan	4.16%	03/23/18		13,643	13,694,169
FS Funding A/S, (Denmark)
Term Loan B-1	4.54%	04/30/18	GBP	354	595,270
Term Loan B-2	4.54%	04/30/18	GBP	244	410,254
Term Loan B-3	4.54%	04/30/18	GBP	136	228,457
Term Loan B-4	4.54%	04/30/18	GBP	82	138,353
Genesys Telecom Holdings, U.S., Inc.,
Delayed Draw Term Loan	4.50%	11/13/20		1,995	2,004,461
Term Loan	4.04%	02/08/20		3,474	4,788,825
H&F Nugent 3 Ltd. (United Kingdom), Term Loan B	5.50%	08/02/19	GBP	750	1,271,166
Information Resources, Inc., Term Loan B	4.75%	09/30/20		2,343	2,356,997
Inmar, Inc.,
Term Loan	4.25%	01/27/21		1,494	1,491,856
Second Lien Term Loan	8.00%	01/27/22		186	186,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Kronos Inc.,
First Lien Incremental Term Loan	4.50%	10/30/19		$2,052	$2,071,526
Second Lien Term Loan	9.75%	04/30/20		1,123	1,152,515
Lonestar Intermediate Super Holdings, LLC, Term Loan	11.00%	09/02/19		6,018	6,161,012
Pacific Industrial Services US FinCo LLC,
Term Loan B	5.00%	10/02/18		3,698	3,758,282
Second Lien Term Loan (Acquired 10/07/13; Cost $1,435,111)	8.75%	04/02/19		1,449	1,488,492
Redtop Acquisitions Ltd. (United Kingdom), First Lien Term Loan	4.75%	12/03/20	EUR	1,250	1,751,256
Servicemaster Co., The, Synthetic LOC (Acquired 08/22/12; Cost $2,073,321)	4.52%	01/31/17		2,101	2,083,067
Term Loan B	4.41%	01/31/17		900	902,217
Term Loan C	4.25%	01/31/17		4,599	4,606,226
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18		2,769	2,797,636
Second Lien Term Loan	8.75%	04/30/19		288	296,287
SunGard Data Systems Inc.,
Term Loan C	3.91%	02/28/17		180	181,182
Term Loan D	4.50%	01/31/20		1,892	1,899,778
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20		1,682	1,694,307
Second Lien Term Loan	9.00%	08/14/20		206	209,247
Trans Union LLC, Term Loan	4.25%	02/10/19		280	281,803
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19		1,092	1,100,660
West Corp., Revolver Loan(d)	0.00%	01/15/16		2,427	2,354,133
					111,792,473

Cable & Satellite Television–4.80%
CDS Holdco III B.V. (Luxembourg), Term Loan B	4.97%	09/30/20	EUR	3,000	4,194,112
ION Media Networks, Inc., Term Loan	5.00%	12/18/20		6,399	6,474,918
Mediacom Illinois LLC, Term Loan E	4.50%	10/23/17		475	477,107
Omega I S.a r.l. (Germany), PIK Term Loan B(e)	0.22%	03/31/17	EUR	13,570	16,693,460
Seema S.a r.l. (Norway), Term Loan F	4.79%	12/31/18	EUR	1,500	2,099,178
YPSO Holding SA, (France)
Acquired Term Loan C	4.47%	12/31/18	EUR	926	1,287,763
Acquisition Term Loan C-3	4.22%	12/29/17	EUR	2,000	2,777,385
Ziggo B.V., (Netherlands)
Term Loan B-1	3.50%	01/15/22	EUR	1,592	2,192,287
Term Loan B-1	3.25%	01/15/22		2,761	2,751,928
Term Loan B-2	3.50%	01/15/22	EUR	1,026	1,412,302
Term Loan B-2	3.25%	01/15/22		1,732	1,726,491
Term Loan B-3	3.50%	01/15/22	EUR	1,689	2,324,810
Term Loan B-3	3.50%	01/15/22		3,097	3,087,570
Term Loan B-4	3.50%	01/15/22	EUR	1,194	1,643,270
					49,142,581

Chemicals & Plastics–7.72%
Allnex & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20		379	392,928
Term Loan B-1	4.50%	10/04/19		1,084	1,092,290
Term Loan B-2	4.50%	10/04/19		563	566,737
Term Loan B-3	4.75%	10/04/19	EUR	1,542	2,139,412
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20		5,561	5,597,597
Second Lien Term Loan	8.25%	11/30/20		918	933,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Chemicals & Plastics–(continued)
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		$4,945	$4,821,544
Azelis S.A., (Luxembourg)
Term Loan E-1	5.85%	05/13/16	EUR	3,020	4,102,288
Term Loan F-1	6.10%	06/01/16	EUR	3,020	4,102,288
Chromaflo Technologies Corp.,
First Lien Term Loan	4.50%	12/02/19		1,394	1,400,812
Second Lien Term Loan	8.25%	06/02/20		520	526,893
DuPont Performance Coatings, Inc., Term Loan	4.25%	02/01/20	EUR	1,492	2,078,098
Emerald Performance Materials, LLC, First Lien Term Loan	6.75%	05/18/18		1,614	1,625,856
Flint Group S.A. (Germany),
Mezzanine A-1	7.40%	12/31/16	EUR	1,374	1,755,516
Mezzanine A-2	7.40%	12/31/16	EUR	196	250,151
Mezzanine A-3	7.40%	12/31/16	EUR	51	65,725
Mezzanine A-4(f)	—	12/31/16		2,412	2,255,288
Mezzanine A-4	7.40%	12/31/18	EUR	2,519	3,218,144
Second Lien Term Loan D-1(f)	—	06/30/18	EUR	2,000	2,746,798
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19		646	650,306
Huntsman International LLC, Incremental Term Loan(f)	—	10/15/20		10,260	10,298,514
Kronos Worldwide Inc., Term Loan B	4.75%	02/18/20		1,084	1,094,931
MacDermid, Inc., First Lien Term Loan B	4.00%	06/07/20		1,912	1,927,291
Otter Products, LLC, Term Loan	5.25%	04/29/19		991	998,739
Oxea Finance LLC,
First Lien Term Loan B1	4.50%	01/15/20	EUR	3,824	5,325,478
Second Lien Term Loan	8.25%	07/15/20		3,952	4,044,921
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20		1,054	1,059,461
Univar Inc., Term Loan B	5.00%	06/30/17		1,592	1,584,194
Vinnolit GmbH & Co. KG (Germany),
Revolver Loan	1.88%	04/16/14	EUR	1,247	1,729,791
PIK Term Loan B-1(e)	2.24%	04/16/15	EUR	2,542	3,649,003
PIK Term Loan B-3(e)	2.24%	04/16/15	EUR	1,053	627,286
PIK Term Loan C-1(e)	2.74%	04/15/16	EUR	2,542	3,666,547
PIK Term Loan C-3(e)	2.74%	04/15/16	EUR	1,053	634,550
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20		568	577,741
Term Loan	4.50%	06/07/20		558	563,673
Term Loan	4.50%	06/07/20		955	964,254
					79,068,894

Conglomerates–0.86%
CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/30/20		1,865	1,872,504
Term Loan B-2	4.25%	08/30/20		184	184,378
Term Loan B-3	4.25%	08/30/20		567	569,550
Epiq Systems, Inc., Term Loan	4.75%	08/27/20		2,591	2,612,379
Polymer Group, Inc., Term Loan	5.25%	12/19/19		1,406	1,418,358
Spectrum Brands, Inc.,
Term Loan(f)	—	09/04/19	EUR	1,200	1,674,995
Term Loan C	3.50%	09/04/19		476	476,212
					8,808,376

Containers & Glass Products–4.16%
Aenova Holding GmbH (Germany), Term Loan C	5.22%	09/27/19	EUR	6,000	8,327,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
Ardagh Glass Finance PLC (Ireland),
Term Loan B	4.25%	12/17/19	EUR	1,500	$2,085,979
Term Loan B	4.25%	12/17/19		908	912,824
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19		2,366	2,388,030
Second Lien Term Loan (Acquired 03/28/13; Cost $853,705)	8.75%	04/02/20		865	888,816
Berry Plastics Group, Inc., Term Loan E	3.75%	01/06/21		4,776	4,772,011
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,217	1,231,793
Exopack Holdings S.A.,
Term Loan	5.75%	05/08/19	EUR	4,000	5,581,603
Term Loan	5.25%	05/08/19		1,424	1,447,907
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18		2,115	2,112,433
Lata Lux Holding S.a r.l., (Spain)
Term Loan B-3	5.75%	04/12/18	EUR	1,000	1,386,049
Term Loan C	6.00%	04/12/19	EUR	3,833	5,310,173
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19		501	504,411
Second Lien Term Loan (Acquired 04/29/13; Cost $583,325)	8.50%	04/23/20		589	604,719
Reynolds Group Holdings Inc., Revolver Loan(d)	0.00%	11/05/14		5,104	5,101,025
					42,655,125

Cosmetics & Toiletries–0.31%
Marietta Intermediate Holding Corp., First Lien Term Loan B (Acquired 07/13/07-02/06/13; Cost $5,243,836)	7.00%	02/19/15		1,215	1,208,836
Vogue International LLC, Term Loan B	5.25%	02/14/20		1,902	1,913,419
					3,122,255

Drugs–0.89%
Endo Pharmaceuticals Holdings Inc., Term Loan B	3.25%	02/28/21		1,570	1,561,682
Harlan Laboratories, Inc., Term Loan(c)	7.75%	07/11/14		3,002	2,643,166
Ikaria, Inc.,
First Lien Term Loan	5.00%	02/12/21		2,197	2,215,421
Second Lien Term Loan	8.75%	02/14/22		186	189,060
Medpace Intermediateco, Inc., Term Loan B	5.25%	06/16/17		2,494	2,499,901
Valeant Pharmaceuticals International, Inc. (Canada), Series E Term Loan B	3.75%	08/05/20		50	50,736
					9,159,966

Ecological Services & Equipment–0.33%
Blue Waste B.V. (Netherlands), Term Loan B-3A	4.97%	03/31/17	EUR	2,750	3,404,647

Electronics & Electrical–4.93%
Blackboard Inc., Term Loan B-3	4.75%	10/04/18		5,160	5,211,463
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20		1,710	1,716,344
Dealertrack Technologies, Inc., Term Loan B	3.50%	02/28/21		742	740,406
DEI Sales, Inc., Term Loan	5.75%	07/13/17		1,508	1,492,319
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18		3,239	3,263,340
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan (Acquired 12/19/13; Cost $2,204,015)	6.25%	12/24/20		2,226	2,253,864
Freescale Semiconductor, Inc., Term Loan B-4	5.00%	02/28/20		3,989	4,014,711
Helios B.V. (Netherlands), Term Loan D2	4.55%	09/30/20	EUR	1,000	1,398,707
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18		3,076	3,100,980
Oberthur Technologies of America Corp.,
Term Loan B-1	4.75%	10/18/19	EUR	3,500	4,897,478
Term Loan B-2	5.75%	10/18/19		1,009	1,021,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Electronics & Electrical–(continued)
Omnitracs, Inc., Term Loan	4.75%	11/25/20		$1,249	$1,264,195
RP Crown Parent, LLC,
First Term Loan	6.00%	12/21/18		7,189	7,216,781
Second Lien Term Loan	11.25%	12/21/19		707	721,071
Ship Luxco 3 S.a r.l. (Luxembourg), Term Loan C1	5.75%	11/29/19	GBP	6,500	11,035,170
SSI Investments II Ltd., Term Loan	5.00%	05/26/17		1,126	1,134,443
					50,482,975

Equipment Leasing–0.44%
Delos Finance S.a r.l., Term Loan	3.50%	03/06/21		4,441	4,463,563

Financial Intermediaries–3.25%
Blackstone Perpetual BidCo B.V. (Netherlands),
Term Loan B-1	4.77%	04/02/20	EUR	1,833	2,558,311
Term Loan B-2	4.70%	04/02/20		934	937,627
Term Loan B-3	4.79%	04/02/20	EUR	2,600	3,622,874
iPayment Inc., Term Loan	6.75%	05/08/17		1,612	1,588,547
Nuveen Investments, Inc., First Lien Term Loan B	4.15%	05/13/17		11,799	11,797,514
RJO Holdings Corp.,
Term Loan (Acquired 12/10/10-02/08/11; Cost $3,304,295)	6.91%	12/10/15		3,402	3,215,298
Term Loan (Acquired 12/10/10; Cost $47,377)	11.00%	12/10/15		74	58,829
SAM Finance Lux S.a r.l (Luxembourg),
Term Loan	4.25%	12/17/20		2,905	2,916,619
Term Loan	5.00%	12/17/20	GBP	1,500	2,514,451
TransFirst Holdings, Inc.,
First Lien Term Loan B-1	4.75%	12/27/17		1,817	1,823,365
Second Lien Term Loan	11.00%	06/27/18		2,257	2,291,587
					33,325,022

Food & Drug Retailers–3.07%
AB Acquisitions UK Topco 2 Ltd. (United Kingdom),
Term Loan D-2	4.94%	07/09/18	EUR	1,842	2,556,403
Term Loan D-2	5.22%	07/09/18	GBP	5,300	8,925,753
Pret A Manger (United Kingdom), Term Loan B	5.48%	06/19/20	GBP	6,750	11,359,735
Rite Aid Corp., Second Lien Term Loan	5.75%	08/21/20		1,590	1,628,709
Roundy’s Supermarkets, Inc., Term Loan B	6.46%	02/13/19		3,657	3,647,483
Supervalu Inc., Term Loan	4.50%	03/21/19		3,296	3,313,567
					31,431,650

Food Products–4.07%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17		6,814	6,852,888
Second Lien Term Loan	9.50%	10/10/17		671	654,547
Big Heart Pet Brands, Term Loan	3.50%	03/08/20		1,586	1,589,612
Birds Eye Iglo Group Ltd. (United Kingdom), Term Loan I	5.22%	01/31/18	EUR	1,000	1,391,612
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,780	2,675,323
CSM Bakery Supplies LLC, Term Loan	4.75%	07/03/20		4,294	4,336,528
Del Monte Foods, Inc.,
First Lien Term Loan	4.25%	02/18/21		2,178	2,184,685
Second Lien Term Loan	8.25%	08/18/21		734	742,515
Diamond Foods, Inc., Term Loan	4.25%	08/20/18		774	776,398
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18		4,506	4,542,498
Frontier Midco Ltd. (United Kingdom), Term Loan B	5.52%	11/27/20	GBP	2,500	4,186,377
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18		6,837	6,734,774
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20		923	961,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Products–(continued)
Soppa Holdings S.a r.l., (Luxembourg)
Term Loan B-1	4.79%	10/28/20	EUR	974	$1,365,070
Term Loan B-2	4.79%	10/28/20	EUR	276	387,385
United Biscuits Holdco Ltd. (United Kingdom), Term Loan B	5.02%	07/29/20	GBP	1,350	2,283,454
					41,665,250

Food Service–2.28%
Aramark Corp., Term Loan C(f)	—	02/24/21	GBP	1,000	1,679,784
ARG IH Corp., Term Loan	5.00%	11/15/20		486	489,404
CEC Entertainment, Inc., Term Loan	4.25%	02/14/21		2,323	2,319,171
Restaurant Holding Co., LLC, Term Loan	8.75%	02/28/19		1,657	1,591,162
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20		951	950,178
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19		4,893	4,928,025
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20		14,878	11,432,705
					23,390,429

Forest Products–0.40%
NewPage Corp., Term Loan B	9.50%	02/11/21		2,605	2,632,393
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19		1,493	1,505,788
					4,138,181

Healthcare–7.69%
ATI Holdings, Inc., Term Loan	5.00%	12/20/19		1,454	1,478,424
Community Health Systems, Inc.,
Term Loan D	4.25%	01/27/21		8,735	8,825,512
Term Loan E	3.45%	01/25/17		397	399,849
DJO Finance LLC, Term Loan B	4.75%	09/15/17		2,898	2,920,623
Drumm Investors LLC, Term Loan	5.00%	05/04/18		875	867,088
GHD Verwaltung GesundHeits GmbH (Germany), Term Loan B (Acquired 12/16/13-01/07/14; Cost $5,031,719)	4.89%	09/30/20	EUR	3,667	5,061,101
Kindred Healthcare, Inc., Term Loan B-1	4.25%	06/01/18		5,135	5,169,338
Kinetic Concepts, Inc.,
Term Loan E-1	4.00%	05/04/18		11,219	11,276,162
Term Loan E-1	4.25%	05/04/18	EUR	4,901	6,814,979
Surgical Care Affiliates, LLC,
Revolver Loan B(d)	0.00%	06/30/16		6,250	6,230,000
Term Loan B (Acquired 06/30/11; Cost $3,338,468)	4.25%	12/29/17		3,451	3,468,322
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19		2,510	2,456,862
Term Loan	4.75%	05/02/18		3,983	3,969,193
Tunstall Group Finance Ltd. (United Kingdom),
Term Loan(d)	0.00%	10/18/19	GBP	4,000	6,686,013
Term Loan B1	5.50%	10/16/20	GBP	1,250	2,102,723
Vitalia Holdco S.a r.l. (Switzerland),
Term Loan(d)	0.00%	07/25/17	EUR	1,286	1,772,454
Acquisition Facility Loan	3.47%	07/25/17	EUR	1,714	2,363,271
Revolver Loan(d)	0.00%	07/25/17	EUR	1,667	2,289,654
Revolver Loan	2.29%	07/25/17	EUR	333	457,930
Second Lien Term Loan	9.72%	01/28/19	EUR	1,500	2,048,711
Western Dental Services, Inc., Term Loan B	6.00%	11/01/18		2,132	2,142,852
					78,801,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Home Furnishings–0.68%
Britax Group Ltd., Term Loan	4.75%	10/15/20	EUR	125	$173,412
Hilding Anders AB (Sweden), Second Lien Term Loan	5.79%	06/30/18	EUR	4,000	5,456,797
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19		1,313	1,323,648
					6,953,857

Industrial Equipment–3.28%
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19		629	640,236
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/20		1,960	1,960,722
Second Lien Term Loan	7.00%	11/22/21		862	876,739
Doncasters US Finance LLC, Term Loan C	6.00%	04/09/20	GBP	6,622	11,245,342
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/20/20		1,045	1,057,142
Second Lien Term Loan	8.25%	11/22/21		524	537,575
Gardner Denver, Inc., Term Loan	4.75%	07/30/20	EUR	2,432	3,373,490
Grede LLC, Term Loan B	4.50%	05/02/18		1,708	1,715,154
Milacron LLC, Term Loan	4.25%	03/28/20		1,512	1,516,041
MX Holdings US, Inc., Term Loan B-1	4.50%	08/14/20		2,234	2,259,458
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20		2,010	2,020,020
QS0001 Corp., First Lien Term Loan	4.25%	11/09/18		1,653	1,663,186
Unifrax Holding Co.,
Term Loan	4.25%	11/28/18		106	106,327
Term Loan (Acquired 12/06/11-01/31/13; Cost $3,310,275)	5.25%	11/28/18	EUR	2,489	3,444,437
Virtuoso US LLC, Term Loan	4.75%	02/11/21		1,183	1,195,080
					33,610,949

Insurance–0.36%
Applied Systems, Inc., Second Lien Term Loan	7.50%	01/23/22		747	765,590
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20		1,757	1,735,553
Second Lien Term Loan	8.25%	10/16/20		1,177	1,139,550
					3,640,693

Leisure Goods, Activities & Movies–2.62%
24 Hour Fitness Worldwide, Inc., Term Loan B	5.25%	04/22/16		4,712	4,773,452
Alpha Topco Ltd. (United Kingdom), Term Loan B	4.50%	04/30/19		2,677	2,708,808
CWGS Group, LLC, Term Loan	5.75%	02/20/20		3,612	3,634,865
Equinox Holdings Inc., Revolver Loan(f)	—	02/01/18		967	966,569
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		542	543,965
Infront Finance Luxembourg S.a r.l. (Switzerland), Term Loan B	5.22%	06/28/19	EUR	7,500	10,352,252
Sabre, Inc., Term Loan B	4.25%	02/19/19		3,846	3,857,714
					26,837,625

Lodging & Casinos–3.80%
Bally Technologies, Inc., Term Loan B	4.25%	11/25/20		11,689	11,778,332
Boyd Acquisition Sub, LLC, Term Loan B	4.25%	11/20/17		205	206,551
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18		2,876	2,848,032
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19		1,978	1,987,575
Four Seasons Holdings Inc. (Canada), Second Lien Term Loan	6.25%	12/27/20		1,260	1,291,254
Great Wolf Resorts, Inc., Term Loan B	4.50%	08/06/20		1,794	1,809,793
Harrah’s Operating Co., Inc.,
Term Loan B-4	9.50%	10/31/16		480	485,184
Term Loan B-5	4.49%	01/28/18		2,252	2,129,605
Term Loan B-6	5.49%	01/28/18		2,199	2,107,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Lodging & Casinos–(continued)
Scientific Games International, Inc., Term Loan	4.25%	10/18/20	$8,161	$8,181,884
Twin River Management Group, Inc., Term Loan	5.25%	11/10/18	3,134	3,169,160
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	2,721	2,718,852
Second Lien Term Loan (Acquired 08/16/13; Cost $250,934)	8.75%	08/20/20	253	252,657
				38,966,361

Nonferrous Metals & Minerals–1.10%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	2,820	2,753,938
Arch Coal, Inc., Term Loan	6.25%	05/16/18	3,634	3,592,253
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,345	3,195,971
Walter Energy, Inc., Term Loan B	6.75%	04/02/18	1,750	1,723,479
				11,265,641

Oil & Gas–7.62%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	27	27,167
Atlas Energy, L.P., Term Loan	6.50%	07/31/19	1,295	1,335,250
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/20	3,268	3,304,522
Buffalo Gulf Coast Terminals LLC, Term Loan (Acquired 10/31/11-10/23/12; Cost $6,242,016)	5.25%	10/31/17	6,221	6,282,724
Chesapeake Energy Corp., Term Loan	5.75%	12/02/17	11,355	11,628,711
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	488	493,260
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	714	729,664
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	10,643	10,884,812
EMG Utica, LLC, Term Loan (Acquired 03/26/13; Cost $1,345,396)	4.75%	03/27/20	1,351	1,359,714
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/20	4,168	4,330,459
Term Loan	3.88%	09/28/18	1,477	1,482,877
HGIM Corp., Term Loan B	5.50%	06/18/20	3,500	3,546,938
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	4,929	4,825,981
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $766,547)	7.00%	11/02/15	755	769,864
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18	3,799	3,838,505
Saxon Enterprises LLC, Term Loan	5.50%	02/15/19	2,100	2,124,322
Seadrill Ltd. (Bermuda), Term Loan	4.00%	02/21/21	6,929	6,963,967
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/21	608	602,155
Tallgrass Operations, LLC,
Delayed Draw Term Loan(d)	0.00%	11/13/17	2,640	2,633,400
Term Loan	4.25%	11/13/18	2,564	2,589,191
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,012	3,031,525
Western Refining, Inc., Term Loan	4.25%	11/12/20	1,764	1,780,754
WildHorse Resources, LLC, Term Loan (Acquired 06/07/13; Cost $3,357,853)	7.50%	12/13/18	3,388	3,438,323
				78,004,085

Publishing–5.33%
Cenveo Corp., Term Loan B	6.25%	02/13/17	6,694	6,781,383
MTL Music Publishing Ltd., Term Loan B	4.25%	06/29/18	740	743,060
Getty Images, Inc.,
Revolver Loan(f)	—	10/18/17	2,976	2,603,734
Term Loan	4.75%	10/18/19	1,669	1,595,024
Harland Clarke Holdings Corp.,
Term Loan B-2	5.50%	06/30/17	256	256,552
Term Loan B-4	6.00%	08/04/19	879	882,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Publishing–(continued)
Knowledgepoint360 Group, LLC,
First Lien Term Loan	3.50%	04/13/14		$886	$775,287
Second Lien Term Loan	7.23%	04/13/15		2,000	1,740,000
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18		3,558	3,451,275
Merrill Communications LLC, Term Loan	7.25%	03/08/18		5,255	5,334,153
Multi Packaging Solutions, Inc.,
Term Loan A	4.25%	09/30/20		1,001	998,151
Term Loan B	4.25%	09/30/20		1,579	1,593,589
Newsday, LLC, Term Loan	3.65%	10/12/16		1,690	1,696,489
ProQuest LLC, Term Loan	6.00%	04/13/18		2,404	2,445,833
ASA Newco Holding GmbH (Germany), Term Loan B	4.48%	02/12/21	EUR	2,000	2,793,383
Southern Graphics Inc., Term Loan	4.26%	10/17/19		2,899	2,917,453
Tribune Co., Term Loan	4.00%	12/27/20		16,736	16,754,007
YB (USA) LLC, Term Loan B-1(c)	0.00%	07/31/14		5,235	1,188,055
					54,549,656

Radio & Television–3.71%
Clear Channel Communications, Inc.,
Term Loan E	7.65%	07/31/19		2,833	2,831,713
Term Loan B	3.80%	01/29/16		345	339,357
Term Loan D	6.90%	01/30/19		15,799	15,539,973
Gray Television, Inc., Term Loan	4.75%	10/11/19		656	660,863
Mission Broadcasting, Inc., Term Loan B2	3.75%	10/01/20		548	549,661
Multicultural Radio Broadcasting, Inc., Term Loan (Acquired 12/04/12; Cost $559,942)	7.00%	06/04/17		582	580,986
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20		155	159,524
Nexstar Broadcasting, Inc., Term Loan B2	3.75%	10/01/20		621	623,912
Raycom TV Broadcasting, LLC, Term Loan B	4.25%	05/31/17		3,032	3,043,744
TWCC Holding Corp., Second Lien Term Loan	7.00%	06/26/20		2,244	2,180,833
Tyrol Acquisition 2 SAS, (France)
PIK Term Loan D(e)	3.22%	01/29/16	EUR	2,809	3,848,267
Revolver Loan(d)	0.00%	01/31/16	EUR	881	1,200,386
Revolver Loan	2.03%	01/31/16	EUR	1,137	1,548,912
Second Lien Term Loan	3.47%	07/29/16	EUR	2,193	2,979,397
Term Loan C	2.47%	01/29/16	EUR	1,390	1,900,679
					37,988,207

Retailers (except Food & Drug)–5.53%
David’s Bridal, Inc., Term Loan(d)	0.00%	10/11/17		1,848	1,719,006
Beauty Holding One GmbH (Germany), Term Loan C(f)	—	06/11/20	EUR	2,000	2,792,886
Guitar Center, Inc., Term Loan	6.25%	04/10/17		4,890	4,844,589
KKR My Best Friend UK Holdco Ltd. (United Kingdom), Term Loan D	5.47%	03/29/19	GBP	938	1,574,798
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21		795	799,047
National Vision, Inc., Term Loan	7.00%	08/02/18		1,733	1,737,066
Neiman Marcus Group, Inc., Term Loan	5.00%	10/25/20		5,394	5,462,777
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20		2,556	2,562,450
Payless Inc., Term Loan	7.25%	10/09/19		4,137	4,149,745
Pep Boys–Manny, Moe & Jack, Term Loan	4.25%	10/11/18		397	400,479
Savers Inc., Term Loan	5.00%	07/09/19		3,372	3,390,041
Sears Holding Corp., Term Loan	5.50%	06/30/18		12,705	12,768,972
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19		3,024	3,035,748
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19		6,806	6,437,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–(continued)
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16		$1,719	$1,548,072
Term Loan B-2	5.25%	05/25/18		637	537,655
Wilton Brands LLC, Term Loan B	7.50%	08/30/18		3,019	2,885,869
					56,646,560

Steel–0.50%
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17		854	857,464
TMS International Corp., Term Loan B	4.50%	10/16/20		1,770	1,791,862
Waupaca Foundry, Inc., Term Loan	4.00%	06/29/17		2,439	2,445,277
					5,094,603

Surface Transport–1.32%
Hertz Corp. (The),
LOC	3.75%	03/09/18		849	847,523
Term Loan B-1	3.75%	03/11/18		253	254,173
JHCI Acquisition, Inc., First Lien Term Loan	7.00%	07/11/19		1,982	2,006,659
Kenan Advantage Group, Inc., Term Loan D (Acquired 12/11/13; Cost $415,828)	3.75%	06/11/16		416	419,438
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		4,486	4,576,204
U.S. Shipping Corp., Term Loan	9.00%	04/30/18		5,276	5,424,744
					13,528,741

Telecommunications–6.25%
Alcatel-Lucent USA Inc., Term Loan	4.50%	01/30/19		7,241	7,318,844
Avaya Inc., Term Loan B-3	4.73%	10/26/17		6,003	5,857,401
Avaya, Inc., Term Loan B-6	6.50%	03/31/18		10,160	10,160,043
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20		6,363	6,415,421
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,887	6,066,175
Fibernet Cable Holdings B.V., (Netherlands)
Term Loan B (Acquired 08/29/07; Cost $1,335,115)(c)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,333,368)(c)(g)	0.00%	12/20/15	EUR	980	0
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19		225	227,517
Level 3 Communications, Inc., Term Loan B	4.00%	01/15/20		13,000	13,054,509
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21		74	75,691
NTELOS Inc., Term Loan B	5.75%	11/09/19		5,946	5,960,942
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17		2,989	3,015,877
Yankee Cable Acquisition, LLC, Term Loan	4.50%	03/01/20		2,853	2,882,586
Zayo Group, LLC, Term Loan	4.00%	07/02/19		2,924	2,935,173
					63,970,179

Utilities–3.59%
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22		3,920	3,882,769
EquiPower Resources Holdings, LLC, First Lien Term Loan C	4.25%	12/31/19		2,879	2,894,287
LSP Madison Funding, LLC, Term Loan	5.50%	06/28/19		1,315	1,337,949
Sapphire Power Finance LLC, Term Loan B	6.00%	07/10/18		2,266	2,293,006
Texas Competitive Electric Holdings,
Term Loan	3.74%	10/10/14		12,325	8,635,291
Term Loan	4.74%	10/10/17		11,235	7,857,456
Viridian Group Holdings Ltd. (Ireland), PIK Term Loan A(e)	13.50%	03/16/20	GBP	6,060	9,871,277
					36,772,035
Total Variable Rate Senior Loan Interests					1,154,614,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Notes–23.60%
Air Transport–0.06%
Continental Airlines, Inc.(h)	6.75%	09/15/15		$650	$667,063

Automotive–0.78%
Goodyear Tire & Rubber Co.	6.50%	03/01/21		1,138	1,251,800
Schaeffler AG (Germany)(h)	6.88%	08/15/18	EUR	4,000	5,914,587
Schaeffler AG (Germany)(h)	8.50%	08/15/18		754	846,365
					8,012,752

Business Equipment & Services–0.59%
ADT Corp.(h)	6.25%	10/15/21		1,361	1,442,660
First Data Corp.(h)	6.75%	11/01/20		4,216	4,563,820
					6,006,480

Cable & Satellite Television–0.94%
Charter Communications Operating LLC	7.00%	01/15/19		0	455
UPC Broadband Holdings, B.V. (Netherlands)(h)	8.38%	08/15/20	EUR	4,000	6,128,534
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21		2,941	3,242,452
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22		236	259,773
					9,631,214

Chemicals & Plastics–0.92%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20		6,294	6,545,760
Huntsman International, LLC(h)	5.13%	04/15/21	EUR	1,000	1,419,984
Ineos Holdings Ltd.(h)	8.38%	02/15/19		328	364,900
Ineos Holdings Ltd.(h)	7.50%	05/01/20		211	232,627
Taminco Global Chemical Corp.(h)	9.75%	03/31/20		761	867,540
					9,430,811

Conglomerates–0.66%
CeramTec Acquisition Corp.(h)	8.25%	08/15/21	EUR	4,500	6,770,373

Containers & Glass Products–2.25%
Ardagh Glass Finance PLC (Ireland)(h)	6.25%	01/31/19		990	1,032,075
Ardagh Glass Finance PLC (Ireland)(h)	8.75%	02/01/20	EUR	1,000	1,492,105
Ardagh Glass Finance PLC (Ireland)(h)	8.75%	02/01/20	EUR	4,000	5,968,419
Ardagh Glass Finance PLC (Ireland)(h)	7.00%	11/15/20		178	181,440
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	1,035,450
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	5,043,022
Reynolds Group Holdings Inc.	5.75%	10/15/20		6,834	7,192,785
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,136,870
					23,082,166

Cosmetics & Toiletries–0.36%
Ontex IV S.A. (Netherlands)(h)	7.50%	04/15/18	EUR	2,530	3,653,672

Electronics & Electrical–0.30%
Blackboard Inc.(h)	7.75%	11/15/19		2,234	2,317,775
Freescale Semiconductor Inc.(h)	6.00%	01/15/22		299	318,435
Hellermanntyton Beta S.a r.l. (Luxembourg)(h)(i)	5.40%	12/15/17	EUR	300	419,473
					3,055,683

Financial Intermediaries–0.41%
TMF Group Holdco B.V. (Netherlands)(h)(i)	5.61%	12/01/18	EUR	2,998	4,208,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Products–0.05%
Chiquita Brands LLC	7.88%	02/01/21		$440	$485,100

Forest Products–0.28%
Verso Paper Holdings LLC	11.75%	01/15/19		2,632	2,855,720

Healthcare–4.31%
Accellent Inc.	8.38%	02/01/17		3,107	3,262,350
Accellent Inc.	10.00%	11/01/17		2,706	2,932,627
Biomet, Inc.	6.50%	08/01/20		652	707,420
Community Health Systems, Inc.	5.13%	08/01/21		522	522,000
Community Health Systems, Inc.	6.88%	02/01/22		590	590,000
DJO Finance LLC	8.75%	03/15/18		1,861	2,047,100
DJO Finance LLC	9.75%	10/15/17		667	702,017
Groupe Labco S.A. (France)(h)	8.50%	01/15/18	EUR	5,000	7,393,234
Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	1,186,990
Kinetic Concepts, Inc.	10.50%	11/01/18		1,619	1,886,135
Medi-Partenaires (France)(h)	7.00%	05/15/20	EUR	5,000	7,203,650
Tenet Healthcare Corp.(h)	6.00%	10/01/20		1,122	1,220,175
Unilabs SubHolding AB (Sweden)(h)	8.50%	07/15/18	EUR	4,500	6,553,100
Voyage Care BondCo PLC (United Kingdom)(h)	6.50%	08/01/18	GBP	4,500	7,893,415
					44,100,213

Insurance–0.88%
Domestic & General Group Ltd. (United Kingdom)(h)(i)	5.52%	11/15/19	GBP	3,500	5,935,655
Domestic & General Group Ltd. (United Kingdom)(h)	6.38%	11/15/20	GBP	1,750	3,033,031
					8,968,686

Leisure Goods, Activities & Movies–0.59%
Vue Entertainment Investment Ltd. (United Kingdom)(h)(i)	5.53%	07/15/20	EUR	3,000	4,234,485
Vue Entertainment Investment Ltd. (United Kingdom)(h)	7.88%	07/15/20	GBP	1,000	1,827,438
					6,061,923

Lodging & Casinos–0.10%
Harrah’s Operating Co., Inc.	8.50%	02/15/20		335	322,019
Harrah’s Operating Co., Inc.	9.00%	02/15/20		738	723,240
					1,045,259

Nonferrous Metals & Minerals–0.64%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17		6,200	6,587,500

Oil & Gas–0.35%
Kinder Morgan, Inc.(h)	5.00%	02/15/21		1,140	1,151,400
Tervita Corp. (Canada)(h)	8.00%	11/15/18		2,098	2,202,900
Western Refining, Inc.	6.25%	04/01/21		187	192,984
					3,547,284

Publishing–0.45%
Merrill Communications, LLC	10.00%	03/08/23		4,968	4,570,466

Radio & Television–0.49%
Sinclair Television Group, Inc.	6.38%	11/01/21		740	784,400
Univision Communications Inc.(h)	6.75%	09/15/22		3,833	4,264,212
					5,048,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–2.01%
Claire’s Stores Inc.(h)	9.00%	03/15/19		$1,507	$1,591,769
Claire’s Stores, Inc.(h)	6.13%	03/15/20		1,262	1,203,633
New Look Bondco I PLC (United Kingdom)(h)(i)	6.53%	05/14/18	EUR	2,667	3,755,254
New Look Bondco I PLC (United Kingdom)(h)	8.75%	05/14/18	GBP	1,500	2,731,611
Salsa Retail Holding Debtco 1 S.a r.l. (Germany)(h)(i)	7.28%	04/15/19	EUR	1,500	1,945,188
Stampos B.V. (Netherlands)(h)(i)	5.29%	05/15/19	EUR	5,333	7,446,531
Targus Group International, Inc. (Acquired 12/16/09-12/14/11; Cost $5,224,758)(h)(j)	10.00%	06/14/19		1,866	1,865,968
					20,539,954

Surface Transport–1.44%
Avis Budget Car Rental, LLC(h)	6.00%	03/01/21	EUR	3,250	4,811,210
Nobina Europe AB (Sweden)	11.00%	10/31/17	SEK	63,433	9,942,930
					14,754,140

Telecommunications–3.78%
Avaya Inc.(h)	7.00%	04/01/19		1,020	1,014,022
Eircom Finco S.a.r.l. (Ireland)(h)	9.25%	05/15/20	EUR	3,500	5,386,622
Goodman Networks Inc.(h)	12.13%	07/01/18		667	712,023
Goodman Networks Inc.	12.13%	07/01/18		4,220	4,504,850
Matterhorn Mobile S.A. (Luxembourg)(h)	7.75%	02/15/20	EUR	1,500	2,202,959
Matterhorn Mobile S.A. (Luxembourg)(h)	8.25%	02/15/20	EUR	5,000	7,591,652
Wind Telecomunicazioni S.p.A. (Italy)(h)	11.75%	07/15/17	EUR	2,742	4,027,767
Wind Telecomunicazioni S.p.A. (Italy)(h)	12.25%	07/15/17	EUR	4,684	6,707,419
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	02/15/18	EUR	2,545	3,732,418
Windstream Corp.	7.50%	06/01/22		2,709	2,857,995
Windstream Corp.	6.38%	08/01/23		20	19,850
					38,757,577

Utilities–0.96%
Calpine Corp.(h)	6.00%	01/15/22		430	457,950
Calpine Corp.(h)	7.88%	01/15/23		—	166
Calpine Corp.(h)	7.50%	02/15/21		871	967,308
NRG Energy Inc.	7.63%	05/15/19		1,473	1,542,968
NRG Energy Inc.(h)	6.25%	07/15/22		958	999,913
NRG Energy Inc.	6.63%	03/15/23		1,103	1,169,180
Viridian Group Holdings Ltd. (United Kingdom)(h)	11.13%	04/01/17		4,240	4,722,813
					9,860,298
Total Notes					241,701,435

Structured Products–6.48%
Apidos Cinco CDO(h)(i)	4.49%	05/14/20		930	908,152
Apidos CLO II(h)(i)	4.99%	12/21/18		1,215	1,213,967
Apidos CLO IX(h)(i)	6.74%	07/15/23		2,660	2,666,703
Apidos CLO X(h)(i)	6.49%	10/30/22		3,499	3,507,533
Apidos CLO XI(h)(i)	5.49%	01/17/23		4,830	4,662,477
Apidos Quattro CDO(h)(i)	3.84%	01/20/19		631	612,612
Ares XI CLO, Ltd.(h)(i)	3.24%	10/11/21		792	769,280
Atrium IV CDO Corp.(h)	9.18%	06/08/19		328	345,523
Babson 2013-IIA(h)(i)	4.74%	01/18/25		2,365	2,147,628
Carlyle Global Market Strategies CLO 2012-3 Ltd.(h)(i)	5.74%	10/14/24		623	612,226
Centurion CDO 15 Ltd.(h)(i)	2.49%	03/11/21		2,750	2,604,115
Euro Galaxy CLO BV (Netherlands)(i)	5.20%	01/15/27	EUR	1,429	1,889,420
Flagship CLO VI(i)	4.99%	06/10/21		3,085	3,077,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Flagship CLO VI(h)(i)	4.99%	06/10/21	$922	$920,323
Gramercy Park CLO(h)(i)	5.74%	07/17/23	3,708	3,656,526
Halcyon Loan Investors CLO II, Ltd.(h)(i)	3.84%	04/24/21	2,121	2,005,097
ING Investment Management CLO 2012-3, Ltd.(h)(i)	6.09%	10/15/22	1,261	1,254,980
ING Investment Management CLO 2012-4, Ltd.(h)(i)	5.99%	10/15/23	4,765	4,729,070
ING Investment Management CLO 2013-3(h)(i)	4.74%	01/18/26	1,573	1,439,039
ING Investment Management CLO III, Ltd.(h)(i)	3.74%	12/13/20	1,842	1,741,322
ING Investment Management CLO IV, Ltd.(h)(i)	4.49%	06/14/22	395	387,626
Keuka Park CLO 2013-1(h)(i)	4.74%	10/21/24	328	302,864
KKR Financial CLO 2012-1(h)(i)	5.75%	12/15/24	4,900	4,762,873
Madison Park Funding X Ltd.(h)(i)	5.49%	01/20/25	1,185	1,147,897
Octagon Investment Partners XVIII Ltd.(h)(i)	5.49%	12/16/24	2,365	2,282,967
Pacifica CDO VI, Ltd.(h)(i)	3.99%	08/15/21	1,538	1,445,036
Sierra CLO II Ltd.(i)	3.74%	01/22/21	1,696	1,636,043
Silverado CLO 2006-II Ltd.(h)(i)	3.99%	10/16/20	2,050	1,952,721
Slater Mill Loan Fund, LP(h)(i)	5.74%	08/17/22	3,076	3,025,209
Symphony CLO IX, Ltd.(h)(i)	5.24%	04/16/22	5,126	4,902,876
Symphony CLO VIII, Ltd. (h)(i)	5.99%	01/09/23	2,790	2,766,881
Symphony CLO XI(h)(i)	5.49%	01/17/25	1,030	996,352
Total Structured Products				66,373,298

			Shares
Common Stocks & Other Equity Interests–4.42%
Building & Development–0.53%
Axia Inc. (Acquired 03/19/10; Cost $1,404,030)(h)(k)			101	431,402
Building Materials Holding Corp.(h)(k)			512,204	3,457,377
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508)(h)(k)			2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788)(h)(k)			28	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			117	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			161	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			180	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			202	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			229	0
Newhall Holding Co., LLC, Class A(h)(k)			237,570	974,037
Rhodes Homes(h)(k)			750,544	206,399
WCI Communities, Inc.(k)			18,849	380,373
				5,449,588

Commodity Chemicals–0.00%
LyondellBasell Industries N.V., Class A(k)			344	30,300

Conglomerates–0.06%
Euramax International, Inc.(h)(k)			1,870	607,685

Cosmetics & Toiletries–0.08%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511)(h)(k)			1,641,483	853,571
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/12/07; Cost $0)(h)(k)			413,194	0
				853,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(k)	2,144	$21,440
RJO Holdings Corp., Class A(h)(k)	1,142	571
RJO Holdings Corp., Class B(h)(k)	3,333	1,667
		23,678

Leisure Goods, Activities & Movies–1.18%
MB2 L.P. (Canada)(k)	30,040	480,727
Metro-Goldwyn-Mayer Inc., Class A(h)(k)	150,602	11,615,179
		12,095,906

Lodging & Casinos–0.10%
Twin River Worldwide Holdings, Inc., Class A,(h)(k)	41,966	1,047,052

Publishing–0.50%
Affiliated Media, Inc.(h)(k)	87,369	1,998,561
Endurance Business Media, Inc., Class A (Acquired 12/14/10; Cost $4,090,000)(h)(k)	4,753	0
Merrill Communications LLC, Class A(h)(k)	602,134	1,204,268
Tribune Co. Class A,(k)	24,258	1,922,447
		5,125,276

Retailers (except Food & Drug)–0.08%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	759,566

Surface Transport–1.89%
Nobina Europe AB (Sweden)(h)(k)	90,358,291	19,307,177

Utilities–0.00%
Bicent Power, LLC–Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	2,024	0
Bicent Power, LLC–Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	3,283	0
		0
Total Common Stocks & Other Equity Interests		45,299,799

Preferred Stocks–0.01%
Building & Development–0.00%
United Subcontractors, Inc. (Acquired 08/12/13; Cost $0)(h)(k)	3	76

Financial Intermediaries–0.01%
RJO Holdings Corp.(h)(k)	649	53,859
Total Preferred Stocks		53,935

Money Market Funds–1.40%
Liquid Assets Portfolio–Institutional Class(l)	7,178,209	7,178,209
Premier Portfolio–Institutional Class(l)	7,178,210	7,178,210
Total Money Market Funds		14,356,419
TOTAL INVESTMENTS**–148.64% (Cost $1,504,059,503)		1,522,399,226
OTHER ASSETS LESS LIABILITIES–(4.12)%		(42,211,979)
BORROWINGS–(32.32)%		(331,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.20)%		(125,000,000)
NET ASSETS–100.00%		$1,024,187,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
EUR	– Euro
GBP	– British Pound
LOC	– Letter of Credit
PIK	– Payment in Kind
SEK	– Swedish Krona
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2014 was $5,799,587, which represented less than 1% of the Fund’s Net Assets.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)

All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate

Axia Inc., Second Lien Term Loan A	5.00%	6.00%

Dream Secured BondCo AB, Mezzanine Loan	3.97	6.75
Lake at Las Vegas Joint Venture, Exit Revolver Loan	0.00	5.00
Omega I S.a.r.l. Term Loan B	0.22	4.50

Tyrol Acquisition 2 SAS, Term Loan D	3.22	1.00
Vinnolit GmbH & Co. KG, Term Loan B-1	2.24	1.20
Vinnolit GmbH & Co. KG, Term Loan B-3	2.24	1.20
Vinnolit GmbH & Co. KG, Term Loan C-1	2.74	1.20
Vinnolit GmbH & Co. KG, Term Loan C-3	2.74	1.20
Viridian Group Holdings Ltd., Term Loan A	0.00	13.50

(f)	This variable rate interest will settle after February 28, 2014, at which time the interest rate will be determined.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $271,409,214, which represented 26.50% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2014 was $2,625,534, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,484,478,326)	$1,505,417,273
Investments in affiliates, at value (Cost $19,581,177)	16,981,953
Total investments, at value (Cost $1,504,059,503)	1,522,399,226
Cash	16,436,429
Foreign currencies, at value (Cost $13,226,069)	13,346,986
Receivable for:
Investments sold	132,821,465
Interest and fees	11,366,699
Investments matured	334,643
Deferred offering costs	801,789
Other assets	23,316
Total assets	1,697,530,553

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	331,000,000
Investments purchased	211,436,990
Dividends	136,042
Accrued fees to affiliates	893
Accrued interest expense	102,400
Accrued trustees’ and officers’ fees and benefits	7,880
Accrued other operating expenses	267,538
Foreign currency contracts outstanding	3,948,094
Upfront commitment fees	1,443,469
Total liabilities	673,343,306
Net assets applicable to common shares outstanding	$1,024,187,247

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$1,411,669,829
Undistributed net investment income	(4,506,894)
Undistributed net realized gain (loss)	(389,142,145)
Net unrealized appreciation	6,166,457
$1,024,187,247

Shares outstanding, $0.01 par value per share:
Common shares outstanding	74,094,284
Net asset value per common share	$13.82
Market value per common share	$12.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$80,099,194
Dividends (net of foreign withholding taxes of $18,885)	199,810
Interest and dividends from affiliates	194,712
Other income	4,391,218
Total investment income	84,884,934

Expenses:
Advisory fees	16,681,986
Administrative services fees	228,914
Custodian fees	399,357
Interest, facilities and maintenance fees	4,308,557
Transfer agent fees	57,773
Trustees’ and officers’ fees and benefits	62,204
Other	684,410
Total expenses	22,423,201
Less: Fees waived	(17,368)
Net expenses	22,405,833
Net investment income	62,479,101

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	14,453,246
Foreign currencies	1,865,056
Foreign currency contracts	(13,386,816)
Swap agreements	7,243,684
10,175,170
Change in net unrealized appreciation (depreciation) of:
Investment securities	62,166,336
Foreign currencies	(1,008,582)
Foreign currency contracts	(10,072,400)
Swap agreements	(7,161,686)
43,923,668
Net realized and unrealized gain	54,098,838
Net increase in net assets resulting from operations	$116,577,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$62,479,101	$67,164,268
Net realized gain	10,175,170	2,293,460
Change in net unrealized appreciation	43,923,668	54,693,626
Net increase in net assets resulting from operations	116,577,939	124,151,354
Distributions to shareholders from net investment income	(66,683,443)	(66,647,279)
Net increase in net assets resulting from operations applicable to common shares	49,894,496	57,504,075
Increase from transactions in common shares of beneficial interest	271,929	280,738
Net increase in net assets applicable to common shares	50,166,425	57,784,813

Net assets applicable to common shares:
Beginning of year	974,020,822	916,236,009
End of year (includes undistributed net investment income of $(4,506,894) and $(15,954,637), respectively)	$1,024,187,247	$974,020,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$116,577,939

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,757,538,158)
Proceeds from sales of investments	1,575,135,579
Net change in transactions in swap agreements	1,069,986
Net change in upfront commitment fees	(38,511)
Net change in transactions in forward foreign currency contracts	10,072,400
Amortization of loan fees	3,289,274
Increase in interest receivables and other assets	(1,107,325)
Accretion of discount on investment securities	(9,675,579)
Increase in accrued expenses and other payables	151,583
Net change in unrealized appreciation on investment securities	(62,166,336)
Net realized gain from investment securities	(14,453,246)
Net cash provided by (used in) operating activities	(138,682,394)

Cash provided by financing activities:
Dividends paid to common shareholders from net investment income	(66,275,472)
Net proceeds from borrowings	91,000,000
Decrease in payable for amount due custodian	(4,513,056)
Net proceeds from the issuance of preferred shares	125,000,000
Cash payments for offering costs	(953,507)
Net cash provided by financing activities	144,257,965
Net increase in cash and cash equivalents	5,575,571
Cash and cash equivalents at beginning of period	38,564,263
Cash and cash equivalents at end of period	$44,139,834

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$271,929

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,620,035

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

26                         Invesco Dynamic Credit Opportunities Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

27                         Invesco Dynamic Credit Opportunities Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

28                         Invesco Dynamic Credit Opportunities Fund

M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

29                         Invesco Dynamic Credit Opportunities Fund

Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

R.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $17,368.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,070,889,063	$83,725,277	$1,154,614,340
Notes	—	239,835,467	1,865,968	241,701,435
Structured Products	—	66,373,298	—	66,373,298
Equity Securities	15,247,819	35,148,405	9,313,929	59,710,153
	15,247,819	1,412,246,233	94,905,174	1,522,399,226
Forward Foreign Currency Contracts*	—	(3,948,094)	—	(3,948,094)
Total Investments	$15,247,819	$1,408,298,139	$94,905,174	$1,518,451,132

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

30                         Invesco Dynamic Credit Opportunities Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the year ended February 28, 2014:

	Beginning Balance, as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 28, 2014
Variable Rate Senior Loan Interests	$68,657,390	$49,794,002	$(34,950,208)	$185,641	$(2,379,371)	$5,583,681	$13,092,353	$(16,258,211)	$83,725,277
Notes	1,865,968	—	—	—	—	—	—	—	1,865,968
Equity Securities	1,995,149	1,384,908	(206,616)	—	206,616	(562,576)	6,496,448	—	9,313,929
Total	$72,518,507	$51,178,910	$(35,156,824)	$185,641	$(2,172,755)	$5,021,105	$19,588,801	$(16,258,211)	$94,905,174

The Variable Rate Senior Loan Interests determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$46,768	$(3,994,862)

(a)	Includes cumulative appreciation (depreciation) of forward foreign currency contracts.

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$7,243,684
Currency risk	(13,386,816)	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	—	(7,161,686)
Currency risk	(10,072,400)	—
Total	$(23,459,216)	$81,998

*	The average notional value of forward foreign currency contracts and swap agreements outstanding during the period was $312,758,555 and $14,100,000, respectively.

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (depreciation)
		Deliver		Receive
03/07/14	Goldman Sachs International	EUR	60,000,000	USD	82,106,040	$82,817,847	$(711,807)
03/07/14	JPMorgan Chase Bank N.A.	EUR	60,000,000	USD	82,101,240	82,817,847	(716,607)
03/07/14	Bank of New York Mellon	EUR	50,000,000	USD	68,411,500	69,014,872	(603,372)
03/07/14	Goldman Sachs International	GBP	62,000,000	USD	101,969,540	103,819,822	(1,850,282)
03/07/14	Goldman Sachs International	USD	1,627,745	GBP	1,000,000	1,674,513	46,768
03/07/14	Goldman Sachs International	SEK	165,000,000	USD	25,620,322	25,733,116	(112,794)
Total open forward foreign currency contracts							$(3,948,094)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

31                         Invesco Dynamic Credit Opportunities Fund

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs International	$46,768	$(46,768)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
J.P. Morgan Chase Bank N.A.	$716,607	$—	$716,607	$—	$—	$716,607
Goldman Sachs International	2,674,883	(46,768)	2,628,115	—	—	2,628,115
Bank of New York Mellon	603,372	—	603,372	—	—	603,372
Total	$3,994,862	$(46,768)	$3,948,094	$—	$—	$3,948,094

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2014.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/14	Interest/ Dividend Income
Targus International Inc. — Note	$1,865,968	$—	$—	$—	$—	$1,865,968	$187,633
Targus International Inc. — Common Shares	824,476	—	—	(64,910)	—	759,566	—
Total	$2,690,444	$—	$—	$(64,910)	$—	$2,625,534	$187,633

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the year ended February 28, 2014, the Fund paid legal fees of $165,911 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 7—Cash Balances and Borrowings

The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 27, 2014. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2014, the average daily balance of borrowing under the revolving credit and security agreement was $276,309,589 with a weighted interest rate of 1.20%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

32                         Invesco Dynamic Credit Opportunities Fund

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2014. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
David’s Bridal, Inc.	Revolver Loan	$ 1,848,394	$1,719,006
Delta Air Lines, Inc.	Revolver Loan	7,019,463	6,782,556
Delta Air Lines, Inc.	Revolver Loan	1,032,274	965,176
H.J. Heinz Co.	Revolver Loan	6,837,334	6,734,774
Lake at Las Vegas Joint Venture, LLC	PIK Exit Revolver Loan	48,725	17,206
Reynolds Group Holdings Inc.	Revolver Loan	5,104,216	5,101,025
Surgical Care Affiliates	Revolver Loan	6,250,000	6,230,000
Tallgrass Operations, LLC	Delayed Draw Term Loan	2,640,000	2,633,400
Tunstall Group Holdings Ltd.	Revolver Loan	GBP 4,000,000	6,686,013
Tyrol Acquisition 2 SAS	Revolver Loan	EUR 881,409	1,200,386
Vitalia Holdco S.a r.l.	Acquisition Facility Loan	EUR 1,285,714	1,772,454
Vitalia Holdco S.a r.l.	Revolver Loan	EUR 1,666,667	2,289,654
West Corp.	Revolver Loan	2,426,942	2,354,133
			$44,485,783

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$66,683,443	$66,647,279
Ordinary income — VRTP Shares	858,489	—
Total distributions	$67,541,932	$66,647,279

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$6,499,697
Net unrealized appreciation — investments	6,297,298
Net unrealized appreciation (depreciation) — other investments	(8,225,172)
Post-October deferrals	(8,314,745)
Capital loss carryforward	(383,739,660)
Shares of beneficial interest	1,411,669,829
Total net assets	$1,024,187,247

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33                         Invesco Dynamic Credit Opportunities Fund

The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$431,578	$—	$431,578
February 28, 2017	76,783,001	—	76,783,001
February 28, 2018	230,817,698	—	230,817,698
February 28, 2019	2,612,706	—	2,612,706
Not subject to expiration	—	73,094,677	73,094,677
	$310,644,983	$73,094,677	$383,739,660

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $1,835,724,677 and $1,665,640,020, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$76,479,600
Aggregate unrealized (depreciation) of investment securities	(70,182,302)
Net unrealized appreciation of investment securities	$6,297,298

Cost of investments for tax purposes is $1,516,101,928.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, bond premium amortization, partnerships and foreign currency transactions, on February 28, 2014, undistributed net investment income was increased by $15,652,085, undistributed net realized gain (loss) was decreased by $15,484,072 and shares of beneficial interest was decreased by $168,013. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28,
	2014	2013
Beginning shares	74,073,880	74,052,532
Shares issued through dividend reinvestment	20,404	21,348
Ending shares	74,094,284	74,073,880

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Variable Rate Term Preferred Shares

On August 29, 2013, the Fund issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2016/9-VTA C-1 (the “C-1 Series”), (ii) 2016/9-VTA C-2 (the “C-2 Series”), (iii) 2016/9-VTA C-3 (the “C-3 Series”), (iv) 2016/9-VTA C-4 (the “C-4 Series”) and (v) 2016/9-VTA L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VRTP Shares on August 24, 2013 were used to repay a portion of the Fund’s outstanding borrowings under the existing revolving credit agreement. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2016, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

34                         Invesco Dynamic Credit Opportunities Fund

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	Equal to the 30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 28, 2014 were $125,000,000 and 1.40%, respectively.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount*	Value
Goldman Sachs Lending Partners LLC	$ 8,685,727	$8,453,780
Merrill Lynch Capital Services, Inc.	EUR 2,018,731	2,749,298
Total		$11,203,078

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro

NOTE 15—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.075	March 14, 2014	March 31, 2014
April 1, 2014	$0.075	April 14, 2014	April 30, 2014

35                         Invesco Dynamic Credit Opportunities Fund

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years ended February 28,				Year ended February 29, 2012	Seven months ended February 28, 2011		Years ended July 31,
	2014		2013					2010	2009
Net asset value per common share, beginning of period	$13.15		$12.37		$13.29	$12.53		$11.00	$15.69
Net investment income(a)	0.84		0.91		0.84	0.43		0.80	1.07
Net gains (losses) on securities (both realized and unrealized)	0.73		0.77		(0.88)	0.93		1.79	(4.41)
Total from investment operations	1.57		1.68		(0.04)	1.36		2.59	(3.34)
Dividends from net investment income	(0.90)		(0.90)		(0.88)	(0.60)		1.06	(1.35)
Net asset value per common share, end of period	$13.82		$13.15		$12.37	$13.29		$12.53	$11.00
Market value per common share, end of period	$12.90		$13.29		$11.62	$12.83		$11.94	$10.00
Total return at net asset value(b)	12.65%		14.13%		0.35%	11.30%
Total return at market value(c)	4.04%		23.00%		(2.36)%	12.79%		30.65%	(11.84)%
Net assets applicable to common shares, end of period (000’s omitted)	$1,024,187		$974,021		$916,236	$983,818		$927,104	$814,401
Portfolio turnover rate(d)(e)	121%		129%		132%	88%		56%	36%

Ratios/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.25	%(f)(j)	2.09	%(j)	2.21%	2.22	%(g)	2.29%	3.76%
Ratio of expenses excluding interest, facilities and maintenance fees	1.82	%(f)	1.72%		1.86%	1.71	%(g)	1.74%	2.97%
Ratio of net investment income	6.28	%(f)	7.15%		6.73%	5.72	%(g)	6.56%	10.42%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000
Total borrowings (000’s omitted)	$331,000		$240,000		$232,000	$281,000		$252,500	$214,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,472		$5,058		$4,949	$4,501		$4,672	$4,806
Asset coverage per preferred share(i)	$919,350
Liquidating preference per preferred share	$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average net assets (000’s omitted) of $995,277.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(i)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(j)	Includes fee waivers which were less than $0.005 per share.

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On

36                         Invesco Dynamic Credit Opportunities Fund

February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.The Fund has accrued $23,635 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

37                         Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamic Credit Opportunities Fund (hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the seven month period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended July 31, 2009 were audited by another independent registered public accounting firm whose report dated September 22, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 29, 2014

Houston, Texas

38                         Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	2007	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	2007	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2007	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Linda Hutton Heagy — 1948 Trustee	2007	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy — 1952 Trustee	2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2007	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993–2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A

T-3                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the
SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043                VK-CE-DCO-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$58,175	N/A	$68,500	N/A
Audit-Related Fees(2)	$16,545	0%	$6,500	0%
Tax Fees(3)	$4,550	0%	$6,300	0%
All Other Fees(4)	$1,923	0%	$0	0%

Total Fees	$81,193	0%	$81,300	0%

(g) PWC billed the Registrant aggregate non-audit fees of $23,018 for the fiscal year ended 2014, and $12,800 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to variable municipal term preferred shares and line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to line of credit compliance.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

November 2013

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

November 2013

approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

November 2013

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

November 2013

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

November 2013

that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

November 2013

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

November 2013

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	$500,001-$1,000,000
Nuno Caetano	None	N/A	None
Philip Yarrow	None	N/A	$100,001-$500,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2014:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)				Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts		Assets		Number of Accounts	Assets
	Invesco Dynamic Credit Opportunities Fund
Scott Baskind	3	$9,915.7	3		$1,317.4		None	None
Nuno Caetano	None	None	1	[5]	$441.6	[5]	None	None
Philip Yarrow	3	$5,556.6	None		None		None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the

4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
5	This amount includes 1 Fund that pays performance based fees with $441.6M in total assets under management.

Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[6]
Invesco[7] Invesco Australia Invesco Deutschland Invesco Hong Kong[7] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

6	Rolling time periods based on calendar year-end.
7	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

Invesco-Invesco Real Estate7,[8] Invesco Senior Secured[7,9]	Not applicable

Invesco Canada[7]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[10]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

8	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
9	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
10	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.